February 9, 2012 Review of Third Quarter F’12 Results Matthew M. Mannelly, CEO Ronald M. Lombardi, CFO Exhibit 99.2

2 Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s acquisition strategy, ability to integrate acquisitions, the impact of acquisitions on the company’s operating results and financial condition, the company’s ability to repay debt, growth strategies, investments in advertising and promotion, market position, product introductions and innovations, and future financial performance. Words such as "continue," "will," "believe," “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully commercialize new and enhanced products or integrate new product acquisitions, the effectiveness of the Company’s advertising and promotions investments, continuing decline in the household cleaning products market, the severity of the cold/cough season, the effectiveness of the Company’s marketing and distribution infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2011. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable securities laws, the Company undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise.

3  Solid financial performance for Q3 – Q3 revenue of $106.3 million, up 17.3%, or $15.7 million over the prior year comparable quarter – Revenue growth of over 3% for Core OTC brands in the aggregate, the sixth consecutive quarter of growth – EPS, excluding adjustments(1) , was $0.25 compared to the prior year’s $0.21, up 19% – FCF of $14.5 million(2) – Debt reduced by $18.0 million  Core OTC strategy continues to deliver – Core OTC brands continue to outgrow categories in consumption and gain market share – Strong performance despite challenging cough/cold season  Subsequent to the close of Q3 – The largest acquisition in PBH history – 15 brands from GSK, closed on January 31, 2012 – Completed financing of additional bond & bank debt of $250 and $660 million ,respectively, to fund the acquisition of the GSK brands and expenses – Moody’s and S&P ratings remain unchanged 3 (1) These adjustments are non – GAAP and are included in the reconciliation in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Free Cash Flow is a non-GAAP financial measure and is reconciled to GAAP Net Cash provided by operating activities in our earnings release in the “About Non-GAAP Financial Measures” section. Third Quarter Highlights

4 Delivering Consistent Organic Core OTC Growth In a Challenging Environment Applicable quarter Dollar values in millions $38.6 $35.4 $33.1 $33.4 $39.0 $40.5 $39.0 $40.5 $35.9 $37.0 $40.6 $41.8 1.1% 14.1% 8.4% 10.7% 4.1% 3.2% -- 5.0% 10.0% 15.0% 20.0% 25.0% -- $10 $20 $30 $40 $50 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 YoY % Growth Net Sales Six Straight Quarters of Organic Core OTC Growth Excluding Acquisitions Prior year comparable quarter

5 Driving Consumption That Has Consistently Exceeded The Categories, Leading to Solid Company Sales Growth (Dollars in Millions) Consumption Growth Net Sales / % Growth +17.3% +3.2% Dollar values in millions Notes: Consumption is based on IRI (FDM) for 12 week period ending December 25, 2011.

6 (0.8%) (0.8%) 0.5% 2.3% 0.3% 10.8% 14.6% 1.8% 0.3% 7.2% Category Brand PBH Cough/Cold Brands: Strong Performance +7.2%(1) Despite Soft Start To Cough/Cold Season (-6.5%)(2) (1) Based on IRI Consumption Data (FDM) for the 12 week period ending December 25, 2011. (2) Source: FAN National 2011-2012 Weekly % Change vs. Same Week Last Year: Total, Adult & Pediatric. Total C/C Brands

7 Little Remedies: Portrait of a Brand On The Move Tag Line: “Everything Kids Need And Nothing They Don’t” Target Audience: Parents and caregivers who prefer products with no artificial ingredients Consumption: Up almost 15% for Q3 and 39% fiscal YTD(1) Media & Marketing Tools Used: (1) Based on IRI Consumption Data (FDM) for the 12 week period ending December 25, 2011. Consumer Print Advertising Professional Advertising Digital Marketing Point Of Purchase Displays

8 Luden’s: Over 100 Years Old And Still Young Tag Line: “Surprisingly soothing. Simply delicious.” Target Audience: Sufferers of minor throat irritation, all ages Consumption: Up slightly for the period and almost 7% YTD(1) Media & Marketing Tools Used: (1) Based on IRI Consumption Data (FDM) for the 12 week period ending December 25, 2011. Mobile App. Game Sampling Print Ads

9 Household Stabilizing Effort Includes New Product Introductions in Q4  Today’s homes and consumers need specialty cleaners  Available in Cream, Powder and Spray for multi-surface cleaning  Increases Comet shelf position and importance to retailers Introducing New Comet Stainless Steel Cleaners!

10  OTC Portfolio Sales have grown from $200M to $500M and increased from 57% to 85% of total Sales in the last two years: by mid 2012, we will have 13 Core OTC Brands and two new scale OTC platforms.  The Transformed Prestige: – We are stronger, more diverse in our OTC businesses – More innovative in new product development – More creative in our marketing and advertising investments – And more in touch with our consumers and retail customers than ever before  Our Balance Sheet is strong; our Free Cash Flow(1) is robust.  Our disciplined strategy to create long-term shareholder value is working: drive core OTC organic growth, focus on OTC M&A activity, and strategically manage our portfolio.  Timely and seamless integration of GSK brands is bolstered by our past experience in transitioning acquisitions into our organization  We are pleased with Q3 results, and remain cautiously optimistic for Q4 given the current economic climate and the soft cough / cold season to date.  The GSK acquisition is expected to add ~$30M in Revenues and be EPS neutral in Q4, excluding adjustments(2) – Q4 and Q1 transition period for Sales and A&P execution move to PBH. The Transformed Prestige Began February 1, 2012 (1) Refer to note 2 on page 3 related to non-GAAP Free Cash Flow. (2) Refer to note 1 on page 3 related to non-GAAP adjustments.

11 Financial Overview Ronald M. Lombardi, CFO

Consistent Financial Performance

- A&P investment behind core OTC brands driving share and revenue gains. Beginning to "comp" Blacksmith acquisition.
- Revenue gains driving Net Income and EPS growth.
- Consistent cash flow from operations, with prior year favorably impacted by the Blacksmith acquisition.



Q3 FY 2011
Q3 FY 2012
+17.3%
$90.6
$106.3
Net Revenue
+19.5%
$26.0
$31.1
Adjusted EBITDA (1)
+19.0%
$0.21
$0.25
Adjusted EPS (1)
(22.9%)
$18.8
$14.5
Cash Flow From Operations

Dollar values in millions, except per share data

(1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted EPS is also reconciled to reported EPS on Slide 15.

PrestigeBrands

12

Consolidated Financial Summary

	3 Months Ended		%
	Q3 '12	Q3 '11	Change
Net Revenue	**$106.3**	**$90.6**	**17.3%**
Gross Profit	55.1	47.6	15.9%
% Margin	*51.9%*	*52.5%*	
A&P	15.3	13.0	17.1%
% of Net Revenue	*14.4%*	*14.4%*	
G&A	8.8	8.5	3.1%
% of Net Revenue	*8.2%*	*9.4%*	
(1) **Adjusted EBITDA**	**31.1**	**26.0**	**19.5%**
% Margin	***29.3%***	***28.7%***	
(1) **Adjusted Net Income**	**$12.5**	**$10.3**	**21.5%**
(1) **Adjusted EPS**	**$0.25**	**$0.21**	**19.0%**
EPS - As Reported	$0.19	$0.04	375.0%

- Net Revenue grew by $15.6 million, or 17.3%, over year ago.
  - 3.2% growth in legacy core OTC.
  - Acquisitions added $16.6 million.
  - Excluding acquisitions, revenues ($1.0 million) as overall OTC gains were offset by a soft start to cough / cold season and lower HH revenue.
- Gross margin was consistent with the previous four quarters and, as expected, below prior year due to the Blacksmith acquisition and HH.
- A&P investment continues to drive growth. G&A is consistent with prior year.
- Adjusted Net Income(1) and Adjusted EPS(1) tracking revenue gains.

Dollar values in millions, except per share data

(1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted Net Income and Adjusted EPS are also reconciled to their reported GAAP amounts on Slide 15.

PrestigeBrands

13

Consolidated Financial Summary

	9 Months Ended Q3 '12	9 Months Ended Q3 '11	% Change
Net Revenue	**$307.1**	**$240.1**	**27.9%**
Gross Profit	158.9	128.1	24.0%
% Margin	*51.7%*	*53.3%*	
A&P	38.6	28.8	34.1%
% of Net Revenue	*12.6%*	*12.0%*	
G&A	26.7	24.0	11.2%
% of Net Revenue	*8.7%*	*10.0%*	
(1) **Adjusted EBITDA**	**93.6**	**75.3**	**24.3%**
% Margin	***30.5%***	***31.4%***	
(1) **Adjusted Net Income**	**$37.3**	**$30.9**	**20.4%**
(1) **Adjusted EPS**	**$0.74**	**$0.62**	**19.4%**
EPS - As Reported	$0.73	$0.45	62.2%

- Net Revenue grew by $67 million, or 27.9%, over year ago.
  - 5.7% growth in legacy core OTC.
  - Acquisitions added $68.7 million.
- As expected, gross margin was 1.6 ppt lower than last year largely due to the impact of the acquired Blacksmith Brands and HH.
- A&P investment continues to drive growth.
- G&A increased $2.7 million due to the impact of acquisitions and headcount additions to support growth.
- Adjusted Net Income(1). increased by 20.4% after certain adjustments(2).

Dollar values in millions, except per share data

(1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted Net Income and Adjusted EPS are also reconciled to their reported GAAP amounts on Slide 15.

(2) Refer to note 1 on page 3 related to non-GAAP adjustments.

14

PrestigeBrands

15 Net Income and EPS Reconciliation Dollar values in millions, except per share data (1) These non-GAAP financial measures are being reconciled to their most closely related GAAP financial measures. For further information about non-GAAP financial measures, refer to our earnings release in the “About Non-GAAP Financial Measures” section. (2) Refer to note 1 on page 3 related to non-GAAP adjustments. 3 Months Ended 9 Months Ended Q3 FY 2012 Q3 FY 2012 Net Net Income EPS Income EPS Q3 FY 2012 Adjusted $12.5 $0.25 $37.3 $0.74 Adjustments: Lawsuit Settlement net of Professional Fees -- -- 4.3 0.08 Acquisition Related Costs (4.9) (0.10) (4.9) (0.10) Tax Impact of Adjustments 1.9 0.04 0.3 0.01 Tax Rate Adjustment -- -- 0.2 0.00 Total Adjustments (3.0) (0.06) (0.1) (0.01) Q3 FY 2012 As Reported $9.5 $0.19 $37.2 $0.73 (1) (2)

16 Prestige Strength: Cash Flow from Operations  Quarterly and Year-to-Date Cash Flow From Operations are impacted by this year’s higher sales volumes and the impact of the Blacksmith acquisition on the prior year’s results. Debt Profile & Covenant Compliance:  Total Indebtedness at 12/31/11, $434 million, reflects a Q3 pay down of $18.0 million and $58.0 million for the year to date.  The company is compliant with all covenant requirements. 3 Months Ended 9 Months Ended Q3 '12 Q3 '11 Q3 '12 Q3 '11 Net Income $9.5 $2.2 $37.2 $22.8 Depreciation & Amortization 2.6 2.5 7.7 7.6 Other Non-Cash Operating Items 2.5 1.8 11.2 10.9 Working Capital (0.1) 12.3 (8.1) 20.4 Cash Flow from Operations $14.5 $18.8 $48.0 $61.7 Dollar values in millions

17 17 January 31, 2012 PBH Purchases OTC Brands from GSK

18  Strengthens Core OTC by adding new brands and category depth  Reduces sensitivity to seasonality of Cough/Cold brands  OTC now represents 85% of sales and 90% of contribution 18  Accretive to gross margins and EBITDA margins  Increases A&P support with focus on Core brands  Highly cash generative and accretive to free cash flow S tra te g ic Fi n a n cia l GSK Transaction Strengthens Prestige’s Strategic and Financial Profile

19 Analgesics 17% Cough & Cold 17% GI 14% Eye & Ear Care 14% Dermatological s 9% Oral Care 8% Sleep Aids 1% Note: The remaining 20% of sales is comprised of Household (including Comet) and other brands. = New Core Brand GSK Transaction Adds Four Core Brands That Strengthen Prestige’s Existing Platforms % of PF Revenue:

20 83% 17% Acquisitions Transform PBH; 90% of Contribution Margin Now From OTC Household OTC Household OTC OTC + + ® ® ® ® ® Personal Care GSK Brands + ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® Household

21 21 GSK Transaction Creates a Larger, More Diversified and Competitive Business Capacity Drawn at Close Revenues ~$400 ~$600 Key Category Platforms 4 6 Core Brands 9 13 A&P Spending ~12% ~14% Margins ~32% ~35% Cash Flow from Operations ~$75 MM ~$ 110 MM Pre-Transaction Post-Transaction Dollar values in millions

22  BC/Goody’s - Headache Powders & Pain Relievers – Unique 80 year southern heritage with ~ 16% share in Southern market – #1 share of powdered aspirin segment – Rivalry ad campaign driven by heavy radio support in southern markets; Richard Petty and Trace Adkins; NASCAR sponsor – Strong C store presence – The Number 1 OTC products sold in Southern C stores – Opportunities: distribution, new products, promotion  Beano - Gas Prevention – 85% share of growing gas prevention segment – Unique oral meltaway tablet – Opportunities: focus on prevention, innovation, distribution, A&P  Debrox – Ear Wax Remover – Category leader and #1 most recommended by doctors and pharmacist – Shopper marketing initiatives to drive revenue – Opportunities: continue strong A&P support and drive innovation of new products  Gaviscon – Antacid (Canada) – #1 Doctor recommended OTC for acid reflux and fastest growing antacid in category – TV campaign is driving sales performance – Excellent retail presence and distribution in Canada – Opportunities: Pursue new users and “switchers” from other brands; focus on competitive claims Four New Core Brands

23 23 Prestige Strengthens Industry Leading Margins and Free Cash Flow Conversion Mean: 10.9% E B I T D A M a rg in (1) (C a p it a l Spend ing a s % of S a le s ) Mean: 20.5% Pro Forma Source: Capital IQ (1) Represents nine months ending December 2011 for Prestige; Represents LTM period for all others. (2) Free Cash Flow is a non GAAP financial measure and is defined as Operating Cash Flow less Capital Expenditures. Fr e e C a s h F lo w ( % of S a le s ) (1) (2) PBH + GSK 0.2% 0.4% 1.8% 3.4% 4.3% 4.4% 2.5% 4.9% 2.1% 0.8% 1.1% +EBITDA % Gain PBH + GSK

24 24 High Cash Flow Conversion Expected to Lead to Continued Rapid Deleveraging Leverage Ratio Fiscal year ending March 31 Leverage ratio reflects Net Debt / EBITDA Source: CapitalIQ Fiscal Year = Excluding Acquisitions

25 Financing Well Received By Market Fac tor s Strong Market Fundamentals Public Company OTC Focused Strategy Held Ratings B1/B+ Compelling Road Show Significantly Over-Subscribed Pricing Drives Shareholder Value

26  $250 million Senior Unsecured Notes  Coupon: 8.125% Tenor: 8 Years  Guarantors: Jointly and severally guaranteed on a senior basis  Redemption: NC-4, then callable with a premium of 1/2 coupon in year 5, 1/4 coupon in year 6 and par thereafter  CIC: Put to issuer at 101% Equity Clawback: Up to 35%, within the first three years Senior Unsecured Notes Senior Secured Credit Facility Asset Based Revolving Facility Financing Overview  $660 million Senior Secured Term Loan B Facility (“TLB”)  Margin: L (Floor 1.25%) + 400 bps Tenor: 7 Years  Covenants: 1. Maximum Consolidated Total Net Leverage Ratio, may net up to $75M cash 2. Minimum Consolidated Net Cash Interest Coverage Ratio  Amortization: 1% per annum paid quarterly, with remainder due at maturity  $50 million Senior Secured Asset Based Revolving Facility (“ABL”)  Margin: L (no floor) + 175 to 225 bps Tenor: 5 Years  Security: First priority lien on ABL Collateral, second priority lien on TLB Collateral

27 27 Proven Track Record of Successful Integrations  Consistent with Prestige’s business model  Seamless transition with customers  Timely integration  Investing in brands  Achieving transaction objectives / synergies November 2010 January 2011 January 2012 North American Brands

Robust Integration Planning & Processes Leverage Deep Experience and Extensive Diligence Effort

Due Diligence

- ~5 month pre-acquisition evaluation period
- Extensive reviews
  - Financial
  - Commercial
  - Operational
  - Regulatory
- Unprecedented external diligence
- Developed Preliminary "100-day plan"
  - Key objectives
  - Potential risks
  - Key integration milestones

Planning & Preparation

- Pre-negotiated closing agreements:
  - Complete TSA
  - Engage outsourced sales
  - Enlist outside commercial and operational support
- Finalized "100-day plan" by function
  - Goals
  - Risks
  - Deliverables

Integration

- Implement comprehensive "100-day plan"
  - Control and monitor processes – including outside resources
  - Conduct strategic reviews, accelerate growth opportunities
  - Refine long-term strategies / objectives for Core Brands
- Complete transition and end TSA period

PrestigeBrands

28

29  Integrate and realign sales structure across classes of trade and core customers  Canada: opportunity as a result of doubling the business  Expand and secure distribution base: C-store & club opportunities  Increase marketing support for new core brands – BC/Goody’s, Beano, Gaviscon and Debrox; Agencies already onboard Marketing & Sales Detailed Transition Plan in Process at Close Our track record of seamless integration of acquired brands allows for a smooth and rapid transition of the GSK brands  Transfer of licenses, product documentation, and product claim support  QA: Day to day oversight by PBH of inventory providers; establish new quality agreements with third party manufacturers  Regulatory: update licenses, filings and artwork on all brands Science & Technology  3+ year supply from GSK site eliminates up-front transfers  5 month TSA consolidation plan currently underway Supply Chain  Business runs on GSK systems initially during transition period  Current system can accommodate GSK acquisition with minor upgrades  Data transfer currently underway  Integrate financial data day one – Inventory planning and management system – Sales reporting and analysis Finance & IT

30 Acquisition and Integration Costs Actual Estimate Q3 FY 2012 Q4 FY 2012 Adjustments Acquisition Related Deal Costs 4.9$ 11.0$ Integration Costs 2.0 TSA Costs 4.5 Purchase Accounting - Inventory 2.5 Other Costs - Write off of 2010 Finance Costs 5.0 Tax Impact of Adjustments (1.9) (9.7) Total Adjustments 3.0$ $15.3 EPS Impact (0.06)$ (0.30)$ Dollar values in millions, except per share data (1) Refer to note 1 on page 3 related to non-GAAP adjustments. (1)

31 Well Positioned to Create Long Term Shareholder Value Meaningful step towards commitment to long-term OTC strategy Strong consumer franchises in respective categories Adds two attractive new scale OTC platforms in Powdered Analgesics and Gastrointestinal Improves overall gross margin and EBITDA margin profile Clear path for value creation through brand support and new products Well aligned with our operating model Limited incremental overhead providing leverage on existing cost structure Highly cash generative and accretive to free cash flow

32 Clear Roadmap for Value Creation Drive Core OTC Organic Growth Exclusive OTC M&A Focus Strategic Portfolio Management

33 Exhibit 99.2 February 9, 2012